LEASES (Future Minimum Lease Payments)(Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
2013		$ 1,320
2014		610
2015		175
2016		85
2017		0
Total minimum lease payments		2,190
Less: Amount representing interest		(318)
Present value of net minimum lease payments		1,872
Less: Current maturities of capital lease obligations	(616)	(818)	(915)
Long-term capital lease obligations	$ 717	$ 1,054	$ 1,669